UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, dc 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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SED INTERNATIONAL HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

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SED INTERNATIONAL HOLDINGS, INC.

3505 NEWPOINT PLACE, SUITE 450

LAWRENCEVILLE, GEORGIA 30043

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of SED International Holdings, Inc. (the “Company”) will be held at the Company’s principal executive offices, 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043, on December 5, 2012, at 11:00 a.m., local time, for the following purposes:

1.	Election of five directors;

2.	To approve an amendment to the Company’s 2009 Incentive Compensation Plan to increase the number of shares of common stock of the Company reserved for issuance under the plan;

3.	Advisory approval of the appointment of J.H. Cohn LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2013; and

4.	Transaction of such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors of the Company has fixed October 11, 2012 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting.

IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

October 26, 2012	By order of the Board of Directors,

Lyle Dickler
Secretary

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Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on December 5, 2012:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at www.sedonline.com.

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SED INTERNATIONAL HOLDINGS, INC.

3505 NEWPOINT PLACE, SUITE 450

LAWRENCEVILLE, GEORGIA 30043

PROXY STATEMENT

This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board”) of SED International Holdings, Inc. (the “Company”) in connection with the solicitation of proxies for use at the 2012 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Company’s principal executive offices, 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043, on December 5, 2012 at 11:00 a.m., local time, and at any adjournments thereof. The Notice of Annual Meeting of Shareholders, this Proxy Statement, and the form of proxy will be first mailed on or about October 26, 2012, to the shareholders of the Company (the “Shareholders”) of record on the Record Date (as defined below), and the Company will bear all the costs associated with this solicitation.

THE BOARD URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

VOTING AND VOTE REQUIRED

Each valid proxy given pursuant to this solicitation that is received in time for the Annual Meeting and not revoked will be voted with respect to all shares represented by it and will be voted in accordance with the instructions, if any, given in the proxy. If instructions are not given in the proxy, it will be voted (i) for the election to the Board of the five nominees listed in this Proxy Statement (the “Election of Directors”), (ii) for the approval of an amendment to the Company’s 2009 Incentive Compensation Plan (“2009 Plan”) to increase the number of shares of common stock of the Company reserved for issuance under the plan (the “2009 Plan Amendment”), (iii) for the advisory approval for the appointment of the independent auditors for the fiscal year ending June 30, 2013 (the “Advisory Approval of Auditors”) and (iv) in accordance with the best judgement of the proxy holders on any other matter that may properly come before the Annual Meeting. The submission of a signed proxy will not affect a Shareholder’s right to attend and to vote in person at the Annual Meeting. Shareholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the secretary of the Company at the following address: SED International Holdings, Inc., 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043, Attn: Lyle Dickler, Secretary; executing a proxy bearing a later date; or attending and voting in person at the Annual Meeting.

Only Shareholders of record as of the close of business on October 11, 2012 (the “Record Date”), will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date there were 5,009,089 shares of common stock of the Company (“Common Stock”) outstanding. Each share of Common Stock is entitled to one vote on all matters presented for Shareholder vote.

According to the Bylaws, the holders of a majority of the shares of Common Stock outstanding and entitled to be voted at the Annual Meeting must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. If a quorum is not present or represented by proxy at the Annual Meeting, the meeting will be adjourned and the Company will be subjected to additional expense. If a quorum is present or represented by proxy at the Annual Meeting: (i) the Election of Directors shall be by the holders of a plurality of the shares of Common Stock present in person or represented by proxy and (ii) the approval of the 2009 Plan Amendment and the Advisory Approval of Auditors shall be by the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy. The Georgia Business Corporation Code does not provide for dissenter’s rights for any of the foregoing matters to be voted on at the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether the matter has been approved by the Shareholders, abstentions have the same effect as negative votes for each proposal other than the Election of Directors. Broker non-votes are not deemed to be present or represented for purposes of determining whether Shareholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

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PROPOSAL 1

ELECTION OF FIVE DIRECTORS

General Information about the Board

Nominees for election to the Board will only be elected for terms in office until the next annual meeting of Shareholders immediately following his or her election, and until his or her successor is duly elected and qualified or until the earlier of his or her death, resignation or removal. The Board currently consists of five directors, including Robert G. O’Malley, Arthur Goldberg, Stephen Greenspan, J.K Hage III, and Samuel Kidston.

The terms of the five directors are scheduled to expire at the Annual Meeting. At the recommendation of the Nominating Committee, the Board has nominated five directors including Robert G. O’Malley, Arthur Goldberg, Stephen Greenspan, J. K. Hage III and Samuel Kidston as candidates for election by Shareholders at the Annual Meeting, each to serve as a director on the Board until the 2013 annual meeting of Shareholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Proxies solicited by the Board will, unless otherwise directed, be voted for the election of the nominees.

Messrs. O’Malley, Goldberg, Greenspan, Hage and Kidston have consented to continue to serve as directors of the Company if elected. If at the time of this Annual Meeting any of them are unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy card will be exercised to vote for a substitute candidate designated by the Board. The Board has no reason to believe that any of them will be unable or will decline to serve as a director.

The principal occupations and brief summaries of the backgrounds, as of October 15, 2012, of the nominees and the directors continuing in office are as follows:

NOMINEES FOR DIRECTORS

Name	Age	Positions, Offices and other Information
Robert G. O’Malley	66	Robert G. O’Malley joined the Company in October 2012 as President and Chief Executive Officer and a Director. From September 2007 to May 2011, he served as President, Chief Executive Officer and Chairman of InFocus Corporation, a global manufacturer of data and video imaging products. He served as SVP, US Marketing and Product Management for TechData, a global distributor of hardware, software, and services, from March 2005 to September 2007 and spent 19 years with IBM in a variety of executive roles. Mr. O’Malley earned a bachelor’s degree in Aeronautical Engineering from the University of Minnesota and a M.B.A. from the W. P. Cary School at Arizona State University.

Arthur Goldberg	73	Arthur Goldberg has been a director since May 2008. He is now Adjunct Profession of Accounting at Monroe College in New York. He was formerly the Chief Financial Officer of Clear Skies Solar, Inc. (OTCBB: CSKH) holding that position from January 2008 to his resignation in March 2012. Prior to that he served as interim CFO of Milestone Scientific, Inc. (OTCBB: MLSS) from August 2007 to January 2008. From July 2006 to June 2007, Mr. Goldberg served as CAO and CFO of St. Luke’s School, a non-sectarian college prep school. From December 2005 to July 2006, Mr. Goldberg was a private accounting and business consultant. From February 1999 to November 2005, Mr. Goldberg was a partner in the firm of Tatum CFO Partners LLP, serving as an interim CFO for both public and private companies. Prior to 1999, Mr. Goldberg held several senior executive positions, including CFO and COO of a number of public companies. Mr. Goldberg earned his B.B.A. from the City College of New York, his M.B.A. from the University of Chicago and his J.D. and LL.M. from the New York University School of Law. Mr. Goldberg is also a Certified Public Accountant. Mr. Goldberg was selected as a director because of his hands-on experience as the CFO of public companies and extensive prior experience as a public company senior financial officer. We believe that his background and experience provides the Board with a perspective on corporate finance matters. Given his financial experience, Mr. Goldberg has been determined by our Board to be the Audit Committee financial expert.

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Stephen Greenspan	71	Stephen Greenspan has been a director since May 2008. He was the Founder, Chairman, President and Chief Executive Officer of K&G Men’s Center, Inc. a formerly publicly traded men’s apparel retailer. Mr. Greenspan retired in 2002. He also works with a number of charities both personally as well as through his family foundation and charitable trust. Mr. Greenspan was selected a director in 2008 because of his prior experience as a CEO of a public company which provides the Board with valuable leadership skills and insight into our business.

J. K. Hage III	61	J.K. Hage III joined the Board in January 2009. He is the Managing Member of the law firm of Hage & Hage LLC., where he has practiced law since 1978. Mr. Hage advises public and private utility, energy, communications, business and technology clients, and others, in the areas of business organizations, new ventures, strategic planning, capital formation, information security, sustainability, mergers and acquisitions, negotiation of transactions, succession and estate planning. Mr. Hage is of counsel to Lukas, Nace, Guitierrez and Sachs, a Washington, D.C. communications law and engineering firm. Mr. Hage has initiated numerous business ventures including Independent Wireless One Corporation (aka U.S. Unwired), a national Sprint PCS affiliate. Mr. Hage was the organizer and the first Executive Director of the Griffiss Institute, a market driven national collaboration of industry, the academy and government dedicated to applied research, training, and services in information security. From November 2004 to May 2006, he served as General Counsel, and from February 2003 to November 2004, he served as first Executive Director, to the Griffiss Institute. Mr. Hage has extensive business experience in the private and public equity markets, communications, energy, real estate development and many other enterprises. Mr. Hage, his family and their family charitable foundation are active in numerous civic, arts and other charitable organizations. Mr. Hage earned a B.A. from Hamilton College and a J.D. from Albany Law School and is admitted to both the New York and the Alaska Bars. Mr. Hage studied and lived for a number of years in Latin America (Peru, Mexico), in England (Oxford University), in Spain (University of Madrid), and in New York City (New York University, Ph.D ABD in Spanish). Mr. Hage was selected as a director because of his background in law, business and investing throughout the Americas. He provides the Board with valuable expertise, management, Spanish language and leadership skills.

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Samuel A. Kidston	37	Samuel A. Kidston has been a director since January 2009. He was elected Chairman of the Board in December 2009 and Executive Chairman in August 2012. He is the founder and Chief Investment Officer of North & Webster, LLC, an investment management and advisory firm. Mr. Kidston is the Chairman of the Board and interim Chief Executive Officer of Sport-Haley Holdings, Inc. (Pink Sheets: SPOR) and the non-executive Chairman of the Board of EZENIA, Inc. (Pink Sheets: EZEN). Prior to founding North & Webster, LLC, Mr. Kidston served as an equity analyst at BlackRock, Inc., from December 2001 to March 2006. Mr. Kidston earned a B.A. from Wesleyan University (Philosophy) and received the designation Chartered Financial Analyst from the CFA Institute. Mr. Kidston was selected a director because of his experience in managing equity investments and financial analysis which provides the Board with the perspective of an active investor and fund manager with a deep understanding of the financial markets.

The Board unanimously recommends a vote “FOR” the election of the nominees named above and Proxies that are signed and returned will be so voted unless otherwise instructed.

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EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the names, ages and principal positions of the Company’s executive officers as of October 15, 2012:

Name	Age	Position with the Company
Robert G. O’Malley*	66	President and Chief Executive Officer
Samuel A. Kidston**	37	Executive Chairman
Lyle Dickler	43	Chief Financial Officer, Treasurer and Secretary
Jonathan Elster	40	Chief Strategy Officer
Eduardo Lageyre	42	Senior Vice President, U.S. Purchasing
Ronell Rivera	49	Senior Vice President, Latin America
Barry Diamond	70	Vice President of Product Management
Christopher R. Joe	51	Vice President of Finance
James Overwyk	57	Vice President of Operations

 *Effective as of October 15, 2012, Mr. O’Malley was elected President, Chief Executive Officer and a Director of the Company and Jonathan Elster was elected Chief Strategy Officer of the Company. Prior to October 15, 2012 and during the fiscal year ended June 30, 2012, Mr. Elster served as President and Chief Executive Officer of the Company.

**On August 29, 2012, Mr. Kidston was elected Executive Chairman and as a result is no longer an independent director.

The principal occupation and business experience for at least the last five years for each executive officer is set forth below except that the business experiences for Messrs. O’Malley and Kidston are discussed above.

Barry Diamond has been Vice-President of the Company since 1987. Mr. Diamond currently serves as Vice-President of Product Management. Mr. Diamond has been in the Electronics Business for over thirty years. Mr. Diamond was Vice-President of Purchasing for All Brands/Brands Mart from 1970-1980. Mr. Diamond was President of Great Sounds of New York, a consumer electronics business, from 1980-1987.

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Lyle Dickler has been with the Company since June 2005 and, since November 2011, has been Chief Financial Officer, Treasurer and Secretary of the Company. From November 2011 through July 2012, Mr. Dickler also held the position of Vice-President of Finance of the Company. From December 2010 through November 2011, Mr. Dickler was the Company’s Vice President of Finance, Secretary and Treasurer. Prior to that, from May 2008 through December 2010, Mr. Dickler was the Company’s Chief Financial Officer, Vice President of Finance, Secretary and Treasurer. From July 2006 through May 2008, he was Vice President of Finance, Secretary and Treasurer of the Company. From August 2005 through July 2006, Mr. Dickler was the Company’s Corporate Controller, Treasurer and Secretary. Mr. Dickler earned his Bachelors of Business Administration from Emory University and his Masters of Business Administration from Georgia State University.

Jonathan Elster has been Chief Strategy Officer since October 15, 2012. Prior thereto he served as the Company’s President and Chief Executive Officer since December 2009. He was promoted to President and Chief Operating Officer on June 2, 2009 and remained the Chief Operating Officer until December 2009. Mr. Elster began his career with the Company as a sales representative in 1995. He has served as a Sales Manager from 1997 to 1999 and as Vice President-Sales from 1999 to 2000. In 2000, Mr. Elster was promoted to Senior Vice-President of Sales and Marketing and in 2004, Executive Vice President. He was a director from February 2010 through August 2012.

Christopher R. Joe joined the Company in August 2011 as U.S. Controller and was elected Vice President of Finance in July 2012. From September 2006 to February 2011, he served as Director of Finance and later appointed Chief Financial Officer at A.D.A.M., Inc., a healthcare and multimedia technology solutions provider. Prior to joining the Company, Mr. Joe has held senior level finance and accounting roles in the manufacturing and services industries at both public and private companies. He is a Certified Public Accountant and a graduate of the University of Georgia where he received a Bachelor of Business Administration degree in Accounting.

Eduardo Lageyre joined the Company in August 2011 as Senior Vice President of U.S. Purchasing. From January 2010 to July 2011, Mr. Lageyre served as Vice President of Merchandising at ArchBrook Laguna, LLC. In 2009, he was a senior merchandising manager executive for OnSale.com, a wholly-owned subsidiary of PC Mall. From August 1994 to February 2009, Mr. Lageyre served in a number of key roles at Tiger Direct, a wholly owned subsidiary of Systemax, where he attained the position of Vice President of Merchandising for PC hardware and peripherals.

James Overwyk joined the Company in March 2010 to oversee U.S. Operations and the implementation of new operational initiatives. Prior to joining the Company, from March 2006 to March 2010 he served as Executive Vice President of Global Operations at Scovill Fasteners. Prior to that, Mr. Overwyk was General Manager at Environmental BioTech/Fill-Pack from September 2004 to March 2006.

Ronell Rivera rejoined the Company in December 2009 as General Manager of SED Colombia, the Company’s Colombian subsidiary. In August 2011, he became Senior Vice President of Latin America. From November 2004 to November 2009, he was Regional Manager at Lexmark International, responsible for developing its small and medium business market and its supplies business. From December 1995 to March 2003, Mr. Rivera served in various capacities at the Company, including Vice President of Sales, Vice President of the Latin American division, and President of SED Brazil.

DIRECTOR MEETINGS AND COMMITTEES

Board Meetings during Fiscal 2012

The Board held 12 meetings during fiscal 2012. All directors attended at least 75% of the aggregate number of Board meetings and of all committees of the Board on which that director served during the last full fiscal year. All members serving on the Board attended the last annual meeting of Shareholders. The Company does not have a formal policy requiring each member of the Board to attend annual meetings of Shareholders.

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Board Committees

The Board has the following standing committees: Audit (the “Audit Committee”), Compensation (the “Compensation Committee”), Nominating and Corporate Governance (the “Nominating and Governance Committee”) and Latin America (the “Latin America Committee”).

Director Independence

The Board has determined that Messrs. Goldberg, Greenspan and Hage are independent as that term is defined in the listing standards of the NYSE MKT LLC (“AMEX”). Messrs. Goldberg and Hage are the sole members of the Audit Committee, and Messrs. Goldberg and Greenspan are the sole members of the Compensation Committee and are independent for such purposes. Messrs. Goldberg, Greenspan and Hage are the sole members of the Nomination and Governance Committee. Prior to Mr. Kidston’s election as Executive Chairman and during fiscal 2012, he was also a member of both the Audit Committee and the Compensation Committee.

Disclosure of Director Qualifications

The Board, acting through the Nominating and Corporate Governance Committee, is responsible for assembling for Shareholders consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating and Corporate Governance Committee regularly reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the feedback of Shareholders and other key constituencies.

The Nominating and Corporate Governance Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating and Corporate Governance Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts. These individual qualities can include matters like experience in the company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the company’s (e.g., financial service companies, growth companies, and companies that grow through acquisitions), leadership experience, and relevant geographical experience.

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our President and Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations, and allows our Chairman to lead the Board in its oversight and advisory roles. Because of the many responsibilities of the Board and the significant time and effort required by each of the Board Chairman and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board has determined that its leadership structure is appropriate and in the best interests of the Shareholders.

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The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Audit Committee

During fiscal 2012, the members of the Audit Committee were Messrs. Goldberg, Greenspan, and Kidston. The Audit Committee met 17 times in fiscal 2012. The Audit Committee reviews and reports to the Board on our internal accounting and financial controls and on the accounting principles and auditing practices and procedures to be employed in preparing and reviewing our consolidated financial statements, as well as our information technology systems. The Audit Committee is also responsible for engaging and overseeing our independent public auditors, the scope of the audit to be undertaken by such auditors and the pre-approval of any audit and permitted non-audit services provided by such auditors. A copy of the Audit Committee charter is posted on the Company’s website at www.sedonline.com.

Audit Committee Financial Expert

The Board has determined that Arthur Goldberg qualifies as the Company’s “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and is “independent” under AMEX’s listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s financial statements and reporting process, including its system of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In performing its functions, the Audit Committee:

•	met with the Company’s independent auditors, with and without management present, to discuss the overall scope and plans for their respective audits, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	reviewed and discussed the Company’s audited financial statements with management of the Company;

•	reviewed and discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as it may be amended or supplemented; and

•	received the written disclosures and the letter from the independent accountants, as required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”) as may be modified or supplemented, and has discussed with the independent accountants the independent accountants’ independence.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter, the Audit Committee approved the audited financial statements included in and authorized the filing of the Company’s Annual Report on Form 10-K.

This report is respectfully submitted on behalf of the members of the Audit Committee:

Arthur Goldberg, Chairman
J.K. Hage III

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Compensation Committee

During fiscal 2012 the members of the Compensation Committee are Messrs. Goldberg, Hage, and Kidston. The Compensation Committee held 2 meetings in fiscal 2012. The Compensation Committee is responsible for setting annual and long-term performance goals for the Chief Executive Officer, evaluating his performance against these goals, and recommending his salary, bonus and long-term incentives. The Compensation Committee reviews the performance of all of the executive officers of the Company and recommends to the Board the amount and form of all compensation of executive officers of the Company. A copy of the Compensation Committee charter is posted on the Company’s website at www.sedonline.com.

Nominating and Corporate Governance Committee

During fiscal 2012 the members of the Nominating and Corporate Governance Committee were Messrs. Goldberg, Greenspan and Hage. The Nominating and Governance Committee met once in fiscal 2012. The Nominating and Governance Committee identifies and recommends nominees to the Board and oversees compliance with the Company’s corporate governance guidelines. A copy of the Nominating and Governance Committee charter is posted on the Company’s website at www.sedonline.com.

Latin America Affairs Committee

During fiscal 2012 the members of the Latin America Affairs Committee were Messrs. Goldberg, Greenspan and Hage. The Latin America Affairs Committee held 5 meetings in fiscal 2012. The Latin America Affairs Committee assists the Board and management in dealings in Latin America on an ongoing basis and evaluates, assesses and recommends to the Board and management appropriate action with respect to the related business transactions.

Shareholder Recommendation of Director Candidates

Shareholders who wish to recommend director candidates for consideration by the Board may do so by mailing a written recommendation to the Chairman of the Board, c/o Secretary, SED International Holdings, Inc. 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043. Such recommendation must include the following information as of the date of the recommendation:

•	the name and address of the Shareholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate;

•	the class and number of shares of our Common Stock the Shareholder owns beneficially and of record and, in the case where the Shareholder is the record owner but not the beneficial owner, the name of the beneficial owner, including the holding period for such shares;

•	full biographical information concerning the director candidate, including a statement about the candidate’s qualifications; and

•	a written consent of the candidate (1) to be named in the Company’s proxy statement and stand for election if nominated by the Board and (2) to serve if appointed by the Shareholders.

Recommendations by Shareholders for director candidates to be considered by the Board must be submitted not later than the 120th calendar day before the first anniversary of the date our proxy statement was released to Shareholders in connection with the previous year’s annual meeting. The submission of a recommendation by a Shareholder in compliance with these procedures will not guarantee the selection of the Shareholder’s candidate or the inclusion of the candidate in our proxy statement.

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CODE OF ETHICS

The Company has adopted a Code of Ethics (the “Code of Ethics”), which applies to all directors, officers and employees. A copy of the Code of Ethics is available on the Company’s website at www.sedonline.com. The Company intends to make any disclosures regarding amendments to or waivers from, the Code of Ethics by posting such information on the Company’s website.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE 2009 INCENTIVE COMPENSATION PLAN

Introduction

At the Annual Meeting, the Company will ask Shareholders to approve an amendment to the 2009 Plan. The Board approved the proposed amendment to the 2009 Plan in October 2012. The Board took this action to help us:

•	Attract, retain, motivate and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates.
•	Strengthen our capability to develop and direct a competent management team.
•	Provide equitable and competitive compensation opportunities.
•	Authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk.
•	Promote creation of long-term value for Shareholders by closely aligning the interests of participants with the interests of Shareholders.

The Board believes that awards linked to Common Stock and awards with terms tied to our performance provide incentives for the achievement of important business objectives and promote the long-term success of the Company. Therefore, the Board views the 2009 Plan as a key element of our overall compensation program.

Purpose of the Proposed Amendment

If this proposal is approved, the 2009 Plan would be amended to add 500,000 additional shares to those available for equity awards. This will increase the aggregate number of shares reserved under the 2009 Plan from 250,000 to 750,000. The Company expects that the 2009 Plan will meet its needs for the next several years.

The Company depends on its ability to attract and retain outstanding executives, employees and directors. The competition for high-performing individuals is intense, and high levels of compensation are sought by these individuals and paid by competitors of the Company. As the Company competes to hire such people, its ability to offer compensation based on its stock is crucial because it conserves cash and the powerful wealth building potential of equity awards allows the Company to offer compensation competitive with larger competitors.

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Information on the total number of shares available under the 2009 Plan, the Company’s only existing equity compensation plan under which equity awards may be granted, authorized grants, and unissued shares deliverable under outstanding options as of the end of the last fiscal year is presented below under the caption “Equity Compensation Plans.” Based on the terms of the 2009 Plan and outstanding awards thereunder at October 15, 2012, if Shareholders approve the proposed amendment to the 2009 Plan, the total number of shares subject to outstanding awards under the 2009 Plan (including restricted stock) and available for future awards under the 2009 Plan (which would be our only continuing equity compensation plan) would be as follows:

Shares subject to outstanding awards*	334,869

Shares to be available for future equity awards (including shares to be added by proposed amendment)	415,131

Total shares	750,000

Percentage of outstanding shares**	14.7%

*	Includes 100,000 shares of Common Stock underlying stock options exercisable at $1.85 per share and vesting in three tranches and are subject to vesting upon achievement of specified performance targets, which were awarded to Mr. O’Malley as an inducement to join the Company as its President and Chief Executive Officer on October 15, 2012.

**	Outstanding shares (the denominator in this calculation) include all Common Stock outstanding at October 15, 2012 and does not include issuance of unissued shares reserved for outstanding awards or future awards under the existing plans and the proposed amendment to the 2009 Plan.

Vote Required for Approval

Approval of the proposed amendment to the 2009 Plan will require the affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. The Board considers the proposed amendment to the 2009 Plan to be in the best interests of the Company and its Shareholders and therefore recommends that the Shareholders vote to approve the proposed amendment to the 2009 Plan at the Annual Meeting.

Reasons for Shareholder Approval

We seek approval of the proposed amendment to the 2009 Plan by Shareholders in order to meet requirements of the AMEX and will permit designated stock options to qualify as incentive stock options under the Internal Revenue Code which qualification can give the holder of the options more favorable tax treatment, as explained below. In addition, the Board regards Shareholder approval of the proposed amendment to the 2009 Plan as desirable and consistent with corporate governance best practices.

Summary Description of the Plan

The following is a brief summary of the material features of the 2009 Plan. This description, including information summarized above, is qualified in its entirety by reference to the full text of the 2009 Plan, a copy of which was attached to the Proxy Statement in connection with the Company’s 2009 annual meeting of Shareholders as Appendix A.

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Administration and Operation

The 2009 Plan is administered by a committee of directors (each of whom will be a "non-employee director" for purposes of Rule 16b-3 promulgated by the Securities and Exchange Commission and an "outside director" for purposes of Section 162(m) of the Code) designated from time to time by the Board (the “Committee”).

Subject to certain restrictions that are set forth in the 2009 Plan, the Committee will have complete and absolute authority to make any and all decisions regarding the administration of the 2009 Plan, including the authority to construe and interpret the 2009 Plan and awards under the 2009 Plan, establish administrative rules and procedures, select award recipients, determine the type of awards, establish the terms, conditions and other provisions of awards and amend awards. Subject to certain restrictions that are set forth in the 2009 Plan, the Committee may delegate any of its authority and responsibility to management, except for determinations and decisions regarding awards to be made, which must be made by the Committee itself.

Eligibility

The persons eligible to receive awards under the 2009 Plan include all of our employees, directors, officers, agents and other service providers. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others, who provide substantial services to us, are eligible to be granted awards under the 2009 Plan. In addition, any person who has been offered employment by us may be granted awards, but such prospective grantee may not receive any payment or exercise any right relating to the award until he or she has commenced employment or the providing of services. As of October 15, 2012, approximately 240 persons would be potentially eligible for awards under the 2009 Plan. Equity awards currently outstanding under the 2009 Plan were held by a total of 10 current and former employees and non-employee directors as of October 15, 2012.

Shares Available for Issuance

If the proposed amendment to the 2009 Plan is approved by our Shareholders, 500,000 additional shares will be reserved for delivery to participants, for a total of 750,000 shares reserved under the 2009 Plan (this includes shares issued under the 2009 Plan since its inception). The shares reserved may be used for any type of award under the 2009 Plan. The number of shares of Common Stock authorized and available for issuance under the 2009 Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

Shares remain available for new awards if an award expires, is forfeited, or is settled in cash, if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award, or if shares that had been issued as restricted stock are forfeited.

On October 15, 2012, the last reported sale price of Common Stock as reported in the NYSE MKT was $1.85 per share.

Types and Terms of Awards

Awards under the 2009 Plan may take the form of stock options (either incentive stock options or non-qualified options), restricted stock, or restricted stock units. Subject to restrictions that are set forth in the 2009 Plan, the Committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.

The Committee shall be subject to the following specific restrictions regarding the types and terms of awards:

•	The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant.
•	No award may be granted after the expiration of the 2009 Plan (more than ten years after December 15, 2009 (the “Effective Date”)).

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No stock option can be "repriced" without the consent of the Shareholders and of the option holder if the effect would be to reduce or increase the exercise price per share. For this purpose, "repricing" includes a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing or increasing the exercise price.

Change in Control

If the applicable award agreement so provides, upon certain events constituting a change in control of the company, as specified in the 2009 Plan, immediately prior to the occurrence of the change in control all options subject to the award will become immediately exercisable, the expiration of the restrictions applicable to any restricted stock or restricted stock unit grant made under the award shall immediately be accelerated, and such other results shall take place with respect to other awards as may be set forth in the relevant award agreement.

Amendments and Termination

To the extent permitted by law, the Board, without the consent or approval of any 2009 Plan participant, may amend, suspend or terminate the 2009 Plan, so long as that action does not adversely affect the rights of any holder under any award then outstanding. Without the approval of the Shareholders, however, in general the Board may not amend the 2009 Plan to increase the number of shares available for issuance or to modify the requirements regarding eligibility in the 2009 Plan. No Awards will be granted under the 2009 Plan after the tenth anniversary of the Effective Date.

Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences associated with awards under the 2009 Plan. It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

Stock Options. There will generally be no federal income tax consequences to either us or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and we will, in general, receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain or loss, as may be applicable.

If the option is an incentive stock option, the participant generally will not realize taxable income on exercise, but the excess of the fair market value of the stock acquired over the exercise price will be taken into account in determining the optionee’s alternative minimum taxable income for purposes of calculating the alternative minimum tax. When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute, in general, long-term capital gain. If the holding period requirements set forth in the previous sentence are not met, the participant will recognize ordinary income to the extent of, in general, the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. In general, the Company will be entitled to a deduction in an amount equal to the ordinary income, if any, that the participant recognizes.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company will be entitled, in general, to a tax deduction in an amount equal to the ordinary income recognized by the participant, except to the extent that such participant’s total compensation for the taxable year exceeds one million dollars, in which case such deduction may be limited by section 162(m) of the Code unless any such grant of restricted stock is made pursuant to a performance-based benchmark established by the Committee.

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Restricted Stock Units. In the case of awards of restricted stock units, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the Company generally will be entitled to a corresponding tax deduction.

If an award under the 2009 Plan constitutes a deferral of compensation subject to the requirements of section 409A of the Internal Revenue Code, and if the award fails to meet those requirements or to be operated in accordance with those requirements, the recipient of the award will realize taxable income, generally, at the time of the deferral (or, if later, at the time the award ceases to be subject to a substantial risk of forfeiture), and an interest charge and additional 20% tax will also apply. It is anticipated, however, that any awards under the 2009 Plan that are subject to the requirements of section 409A will be made and administered in accordance with those requirements.

New Plan Benefits under the 2009 Plan

Future awards under the 2009 Plan will be granted in the discretion of the Committee. Therefore, the type, number, recipients, and other terms of such future awards under the 2009 Plan cannot be determined at this time except that as an inducement to join the Company as its President and Chief Executive Officer on October 15, 2012, Mr. O’Malley was awarded stock options for 100,000 shares of Common Stock exercisable at $1.85 and vesting in three tranches and are subject to vesting upon achievement of specified performance targets. Information regarding our recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and “Outstanding Equity Awards” elsewhere in this Proxy Statement and in our financial statements for the fiscal year ended June 30, 2012 included in the Annual Report which accompanies this Proxy Statement.

If stockholders decline to approve the proposed amendment to the 2009 Plan, the 2009 Plan will remain in effect under its current terms and the number of shares available for issuance will remain the number currently authorized.

Equity Compensation Plans

In December 2009, Shareholders approved the 2009 Plan. Under the 2009 Plan, 250,000 shares of Common Stock are available for awards. Awards under the 2009 Plan may take the form of stock options (either incentive stock options or non-qualified options), restricted stock, or restricted stock units.

The purpose of the 2009 Plan is to align the interests of the participants with those of Shareholders through equity-based compensation alternatives, thereby promoting our long-term financial interests and enhancing long-term Shareholder return. The 2009 Plan is intended to enhance our ability to effectively recruit, motivate and retain the caliber of employees and directors essential for the Company’s success and provide them with incentive compensation opportunities that are competitive with those of similar companies.

Prior to the adoption of the 2009 Plan, the Company maintained four other compensation plans, the 1991 Plan, the 1995 Directors Plan, the 1997 Plan and the 1999 Plan, which have all expired on the tenth anniversary of their respective adoption dates. An aggregate of 55,000 stock options remain outstanding as of June 30, 2012 under those expired plans.

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The following table sets forth certain information as of June 30, 2012, relating to all of our equity compensation plans:

Equity Compensation Plans Information consists of the following:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	—	—	142,699
Equity compensation plans not approved by security holders	55,000	$0.48	—
Total	55,000	$0.48	142,699

On October 23, 2007, the Board adopted the SED International Holdings, Inc. 2007 Restricted Stock Plan (the “Stock Plan”) for the purposes of attracting and retaining the personnel necessary for the Company’s success. The Stock Plan covers employees and others who perform services for the Company including directors and consultants. A total of 750,000 shares of the Company’s authorized and unissued shares of common stock were reserved for grants under the Stock Plan. The Stock Plan is administered by the Board and/or Compensation Committee. As of June 30, 2012, 486,667 shares were issued and are outstanding under the Stock Plan.

The Board recommends a vote “FOR” this proposal and proxies that are signed and returned will be so voted unless otherwise instructed.

*              *              *              *              *

PROPOSAL 3

ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

J.H. Cohn LLP has been the Company’s independent registered public accounting firm since 2005. Their audit report appears in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012. A representative of J.H. Cohn LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent registered public accounting firm is not required to be submitted to a vote of the Shareholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. The Audit Committee expects to appoint J.H. Cohn LLP to serve as independent auditors to conduct an audit of the Company’s accounts for the 2013 fiscal year. However, the Board is submitting this matter to its Shareholders as a matter of good corporate practice. If the Shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain J.H. Cohn LLP, and may retain that firm or another without re-submitting the matter to the Shareholders. Even if Shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the Shareholders.

The Board recommends a vote “FOR” this proposal and proxies that are signed and returned will be so voted unless otherwise instructed.

*              *              *              *              *

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INDEPENDENT PUBLIC ACCOUNTANTS

The firm of J.H. Cohn LLP has served as the Company’s independent registered public accounting firm since 2005.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by J.H. Cohn LLP for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2012 and 2011, respectively.

	2012	2011

Audit Fees
J. H. Cohn LLP (1)	$225,500	$215,000

___________________________

(1)	J. H. Cohn LLP fees for fiscal 2012 are estimated.

J.H. Cohn LLP fees for fiscal 2012 and 2011 include audit of the Company’s Annual financial statements and review of financial statements included in the Company’s Form 10-Q quarterly reports. J.H. Cohn LLP neither billed us any fees nor provided any services other than the audit services and fees included above.

The Audit Committee’s current practice is to pre-approve all audit services and all non-audit services to be provided to the Company by its independent auditor.

EXECUTIVE COMPENSATION

Summary of Compensation

The following table sets forth certain information with respect to compensation for the fiscal years ended June 30, 2012 and 2011 earned by or paid to the Company’s Chief Executive Officer (principal executive officer), and two other most highly compensated executive officers whose total salary exceeded $100,000 in fiscal 2012 (the ”Named Executive Officers”):

Name and Principal Position	Fiscal Year	Salary $	Cash Bonus $	Stock Awards $ (1)	Total $

Jonathan Elster*	2012	340,000	─	23,167	363,167
Chief Executive Officer and President	2011	340,000	34,000	35,500	409,500

Ronell Rivera	2012	199,539	─	14,459	213,998
Vice President - Latin America	2011	189,266	69,105	6,666	265,037

Barry Diamond	2012	180,769	8,751	13,459	202,979
Vice President - Product Management	2011	205,379	14,870	35,500	255,754

*	Effective as of October 15, 2012, Mr. O’Malley was elected President, Chief Executive Officer and a Director of the Company and Jonathan Elster was elected Chief Strategy Officer of the Company. Prior to October 15, 2012 and during the fiscal year ended June 30, 2012, Mr. Elster served as President and Chief Executive Officer of the Company.
(1)	Reflects the value of the restricted stock that was charged to income in the reported period as reported on the Company’s financial statements. For a description of the assumptions made in the valuation, see the Share-Based Compensation section under Note 2, and the Restricted Stock section under Note 7, to the Company’s Financial Statements included with the Company’s Annual Report enclosed with this proxy statement.

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The primary objective of the Company’s executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the Company’s mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, the Company strives to promote an ownership mentality among key leadership and the Board. In fiscal year 2010 the Board instituted a Management Bonus Plan that is based on return on invested capital (“ROIC”). It is the Board’s belief that ROIC is an appropriate measure of how efficiently the management team employs capital. Further, ROIC is accepted throughout the electronic distribution industry as a meaningful measure of management’s performance. The Board has elected to pay the awards under this bonus plan half in cash and half in restricted stock that will vest over three years. The Board believes that compensating management with restricted stock will align the incentives of management with those of the Shareholders.

It is the Company’s intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team. Each executive’s current and prior compensation is considered in setting future compensation. In addition, the Company reviews the compensation practices of other companies. To some extent, the Company’s compensation plan is based on the market and the companies we compete against for executive management. The elements of the Company’s plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance the Company’s competing objectives of fairness to all stakeholders and attracting/retaining executive managers.

Agreements with Certain Executive Officer

The Company has employment agreements with Jonathan Elster and Lyle Dickler.

Effective August 28, 2012, the Company and Jonathan Elster entered into a Modification to Employment and Retention Agreement (the “Modification Agreement”) pursuant to which: (i) Mr. Elster resigned from the Board on August 28, 2012; (ii) Mr. Elster became the Company’s Chief Strategy Officer upon the hiring of Mr. O’Malley as President and CEO of the Company; (iii) beginning on July 1, 2013, either the Company, other than for Good Cause (as defined in the Modification Agreement), or Mr. Elster can upon three weeks prior written notice terminate his employment with the Company; and (iv) Mr. Elster will be entitled to a $340,000 lump sum severance payment and accelerated vesting of any unvested shares of restricted stock previously granted to him by the Company upon the termination of his employment by the Company other than for Good Cause, or by Mr. Elster upon notice in accordance with (iii) and after December 14, 2012.

Prior to the Modification Agreement, on August 31, 2010, the Company entered into an employment agreement, effective as of July 1, 2010 (the “Effective Date”), with Mr. Elster for his continued employment with the Company as its President and Chief Executive Officer for a three-year term beginning on the Effective Date. The term of the agreement could automatically extend for additional one-year periods beginning on the third anniversary of the Effective Date and each subsequent anniversary thereof unless at least 90-days prior to any such anniversary, written notice of nonrenewal is given by either party. Under the agreement, Mr. Elster (i) earns a base annual salary of $340,000, retroactive to December 1, 2009 when he assumed the title of Chief Executive Officer upon the retirement of Jean Diamond from that position; (ii) receives a bonus for the first year of the term ranging from 10% to 50% of his base pay depending on the ROIC by the Company; (iii) is entitled to participate on the same terms as other executives in any present or future benefit plans or programs of the Company; (iv) receives as liquidated damages an amount equal to the greater of his salary for 18 months or the balance of the employment term upon a termination in connection with a Change of Control, as defined in the agreement and (v) receives a severance payment equal to the lesser of his salary for 18 months or the balance of his employment term upon termination of his employment with the Company without cause. Mr. Elster has agreed that upon the termination of his employment and for a period of one-year thereafter, he will not directly or indirectly: (A) recruit or solicit any employees of the Company or hire any person who was employed by the Company within six months prior to his termination of employment; or (B) solicit any Restricted Customer (as defined in the agreement) for the purpose of, or with a view toward, providing services or products to the Restricted Customer which compete with services or products offered or provided by the Company.

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Mr. Dickler is employed by the Company pursuant to an employment agreement effective as of June 1, 2009 which was modified in December 2010. Under the modified employment agreement, Mr. Dickler (i) is an “at will” employee; (ii) earns an annual base salary of $145,000; and (iii) is also entitled to participate in all of the Company’s employee benefit programs available to management executives, including health and long-term disability insurance. The Company may terminate Mr. Dickler’s employment for “good cause,” as defined in his employment agreement. In addition, upon termination of his employment, Mr. Dickler has agreed not to solicit customers of the Company for a period of a one (1) year from the date of termination and the Company will provide six month’s salary for him as severance upon his termination or resignation.

Outstanding Equity Awards

The following table sets forth certain information with respect to outstanding equity awards at June 30, 2012 with respect to the Named Executive Officers.

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#) (2)	Market Value of Shares or Units of Stock that have not vested ($)(3)

Jonathan Elster	—	—	—	4,445	$11,201
Total	—

Barry Diamond	50,000	0.44	01/15/2013	637	$1,606
Total	50,000

Ronell Rivera	—	—	—	3,334	$8,402
Total	—

________________________________

(1)	Represents stock option grants at fair market value on the date of grant.
(2)	The restricted shares of common stock are subject to forfeiture prior to vesting and begin vesting in equal amounts over a three year vesting period of the grant date pursuant to the provisions of a restricted stock agreement.
(3)	Based on the closing price per share of $2.52 as reported on the AMEX on June 29, 2012.

Director Compensation

Our non-employee directors receive the following compensation.

•	An annual fee of $70,000 of which 50% shall be paid in quarterly installments in cash and 50% shall be paid in restricted shares of common stock which shall immediately vest upon issuance;
•	The Chairman of the Board is paid an additional annual fee of $25,000 paid in quarterly installments. Effective August 29, 2012, the Chairman of the Board was elected Executive Chairman and as such, beginning on August 29, 2012, he was no longer a non-employee director and receives a salary rather than an annual fee.
•	The Chairman of the Audit Committee is paid an additional annual fee of $25,000 paid in quarterly installments and each committee member is paid an additional annual fee of $5,000 for their services paid in quarterly installments;
•	The Chairman of the Compensation Committee is paid an additional annual fee of $10,000 paid in quarterly installments and each committee member is paid an additional annual fee of $2,500 for services paid in quarterly installments;

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•	The Chairman of the Latin America Affairs Committee is paid an additional annual fee of $25,000 paid in quarterly installments and each committee member receives an additional annual fee of $2,500 for services paid in quarterly installments;
•	The Chairman of the Nominating and Corporate Governance Committee is paid an annual fee of $25,000 paid in quarterly installments and each committee member receives an additional annual fee of $2,500 for services paid in quarterly installments.

The following table sets forth the compensation paid to our independent directors for the fiscal year ended June 30, 2012.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Jean Diamond (2)	$17,500	17,500	$35,000
Arthur L. Goldberg	$67,500	35,000	$102,500
Stephen Greenspan	$65,000	35,000	$100,000
J. K. Hage III	$67,500	85,000	$152,500
Samuel A. Kidston (3)	$75,000	85,000	$160,000

____________________________

(1)	Reflects the value of the restricted stock that was charged to income in the reported period as included in the Company’s financial statements. For a description of the assumption made in the valuation of restricted stock, see the Share-Based Compensation under Note 2, and the Restricted Stock Section under Note 7, to the Company’s Financial Statements included with the Company’s Annual Report enclosed with this proxy statement.
(2)	Effective as of December 6, 2011, Ms. Diamond ceased to be a member of the Board.
(3)	On August 29, 2012, Mr. Kidston was elected Executive Chairman and as a result is no longer an independent director.

Analysis of Risk Inherent in Our Compensation Policies and Practices

During the fiscal year ended June 30, 2012, our Compensation Committee with the assistance of management conducted a risk assessment of all of our compensation policies and practices. We analyzed our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon such review, we have concluded that we have balanced pay for performance programs, and our compensation policies and procedures do not motivate imprudent risk taking and are not reasonably likely to have a material adverse effect on us. This determination is based, in important part, on the fact that all of our compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGERS

The following table sets forth certain information as of the Record Date regarding the beneficial ownership of our common stock by (i) the Named Executive Officers, (ii) the Company’s directors, (iii) each person we know to beneficially own more than 5% of our outstanding common stock, and (iv) all directors and executive officers of the Company as a group. All shares of our common stock shown in the table reflect sole voting and investment power except as otherwise noted. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire within 60 days of the Record Date are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder.

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	Amount and Nature
Name of Beneficial Owner	of Beneficial Ownership		Percent of Class

Barry Diamond	103,272	(1)	2.0%
Lyle Dickler	948	(2)	*
Jonathan Elster	141,436	(3)	2.8%
Arthur Goldberg	68,276		1.4%
Stephen Greenspan	66,276		1.3%
J. K. Hage, III	211,171	(4)	4.2%
Samuel A. Kidston	539,839	(5)	10.6%
All current directors and executive
Officers as a group (11) persons	1,150,992	(6)	22.3%

5% Shareholders:
FMR Corp.	475,000	(7)	9.5%
Jean Diamond	472,677	(8)	9.4%
Allen R. Earl	458,408	(10)	9.2%
Paul D. Sonkin	616,463	(11)	12.3%

______________________________

* Less than one percent.

(1)	The shares include 50,000 options and 637 restricted shares of common stock granted on September 22, 201 remain unvested as of the record date. These restricted shares are subject to vesting and forfeiture over the next two year period pursuant to the provisions of a restricted stock agreement with Mr. Diamond. The shares will be fully vested in September 2014.
(2)	The shares include 948 restricted shares of common stock granted on September 22, 2011 remain unvested as of the record date. These restricted shares are subject to vesting and forfeiture over the next two year period pursuant to the provisions of a restricted stock agreement with Mr. Dickler. The shares will be fully vested in September 2014.
(3)	The shares include 4,445 restricted shares of common stock granted on September 22, 2011 remain unvested as of the record date. These restricted shares are subject to vesting and forfeiture over the next two year period pursuant to the provisions of a restricted stock agreement with Mr. Elster. The shares will be fully vested in September 2014.
(4)	The shares include (i) 28,700 shares of common stock owned by Adirondack Capital LLC (“Adirondack”) and (ii) 97,630 shares of common stock beneficially owned by Hedy A. Hyde, his wife. Mr. Hage is a Managing Member of Adirondack. Mr. Hage disclaims beneficial ownership of the shares beneficially owned by Adirondack and his wife except to the extent of his pecuniary interest therein. The principal business address of Mr. Hage is c/o Hage & Hage LLC, 283 Genesee Street, Utica, New York 13501.
(5)	The shares include 411,199 shares of common stock owned in the aggregate by North & Webster Value Opportunities Fund, LP, North & Webster Fund II, LP and North & Webster, LLC (collectively, the “North & Webster Entities”). North & Webster, LLC is the general partner of both of North & Webster Value Opportunities Fund, LP and North & Webster Fund II, LP. Mr. Kidston is a Managing Member of North & Webster, LLC and disclaims beneficial ownership of the shares of common stock beneficially owned by the North & Webster Entities except to the extent of his pecuniary interest therein. The principal business address of Mr. Kidston is c/o North & Webster, LLC, 10 Tower Office Park, Suite 420, Woburn, MA 01801.
(6)	Includes 150,000 shares underlying outstanding options and 11,436 unvested restricted shares of common stock granted on September 22, 2011.
(7)	All of the shares indicated are deemed beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., as a result of its serving as investment adviser to Fidelity Low-Priced Stock Fund, the owner of the 475,000 shares. FMR Corp.’s address is 82 Devonshire Street, Boston, Massachusetts 02109.

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(8)	The shares include 271,426 shares held by a trust for the benefit of Ms. Diamond and which she serves as co-trustee.
(9)	All of the shares indicated are deemed beneficially owned by GRT Capital Partners. GRT Capital Partner’s address is One Liberty Square, 11th Floor, Boston, Massachusetts 02109.
(10)	All of the shares indicated are deemed beneficially owned by Allyn R. Earl. Mr. Earl’s address is 38 Dwight Avenue, Clinton, New York 13323-1600.
(11)	Sole power to vote and dispose of all 616,463 shares of common stock are vested with Paul D. Sonkin ("Mr. Sonkin"), in accordance with a Schedule 13D filed on 4/22/10 by a group, which members include Tarsier Nanocap Value Fund, L.P., a Delaware limited partnership ("Tarsier"), Hummingbird Value Fund, L.P., a Delaware limited partnership ("Hummingbird Value"), Hummingbird Management, LLC, a Delaware limited liability company and the investment manager of each of Hummingbird Value and Tarsier ("Hummingbird Management"), Hummingbird Capital, LLC, a Delaware limited liability company and the general partner of each of Hummingbird Value and Tarsier ("Hummingbird Capital") and Mr. Sonkin. Mr. Sonkin serves as the managing member of each of Hummingbird Management and Hummingbird Capital and as the investment manager to certain managed accounts. The address of the principal office of Mr. Sonkin is 145 East 57th Street, 8th Floor, New York, New York 10022.

The business address and telephone number of each of Jonathan Elster, Barry Diamond, Lyle Dickler, Arthur Goldberg and Stephen Greenspan are c/o SED International Holdings, Inc., 3505 Newpoint Place, Suite 450, Lawrenceville, GA 30043 and (770) 243-1200.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Corporate Governance

The Company’s policy is that transactions with another person or entity who is deemed to be an “affiliate” or a related party must be approved by a majority of the Company’s disinterested directors. Related party transactions are reviewed and approved by the Board.

Transactions with Related Parties

None.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent Shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent Shareholders were complied with during the fiscal year ended June 30, 2012.

COMMUNICATIONS WITH DIRECTORS

It is the policy of the Company that Shareholders may, at any time, communicate with the Board by mailing a written communication to such director, c/o Secretary, SED International Holdings, Inc., 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043. All communications received in accordance with these procedures will be reviewed by the office of the Secretary of the Company and forwarded to the Board unless such communications are considered, in the reasonable judgment of the office of the Secretary of the Company, to be improper for submission to the intended recipient. Examples of Shareholder communications that would be considered improper for submission include, without limitation, communications that:

•	do not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its committees;

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•	relate to routine or insignificant matters that do not warrant the attention of the Board;

•	are advertisements or other commercial solicitations;

•	are frivolous or offensive; or

•	are otherwise not appropriate for delivery to directors.

ANNUAL REPORT

The Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2012 has been enclosed with this proxy statement (the “Annual Report”). The Annual Report includes our audited financial statements for the fiscal year ended June 30, 2012, along with other financial information and management discussion about the Company, which we urge you to read carefully. The financial statements are not part of the proxy soliciting material.

The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, filed with SEC, is included in the Annual Report, which accompanies this proxy statement.

HOUSEHOLDING

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and Annual Reports with respect to two or more Shareholders sharing the same address by delivering a single proxy statement and Annual Report addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for Shareholders and cost savings for companies. Some brokers household proxy materials and Annual Reports, delivering a single proxy statement and Annual Report to multiple Shareholders sharing an address, although each Shareholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and Annual Report, please notify your broker. If you would like to receive a separate copy of this year’s proxy statement or Annual Report from the Company directly, please contact the Company by:

•	writing to:

SED International Holdings, Inc.,

3505 Newpoint Place, Suite 450,

Lawrenceville, Georgia 30043

Attention: Lyle Dickler, Secretary; or

•	telephoning the Company at:

(770) 243-1200

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Shareholders interested in presenting a proposal for consideration at the 2013 annual meeting of Shareholders must follow the procedures found in Rule 14a-8 under the Exchange Act and the Company’s bylaws. To be eligible for inclusion in the Company’s proxy materials relating to its 2013 annual meeting of Shareholders, all qualified proposals must be received by the Company’s Secretary no later than June 28, 2013. A Shareholder’s notice must set forth, other than proposals for a director nominee, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on the Company’s books, of the Shareholder proposing such business; (iii) the class and number of shares beneficially owned by such Shareholder; (iv) the date or dates upon which the Shareholder acquired such shares; (v) a representation that the Shareholder is a holder of record of shares of the Common Stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (vi) any financial interest of the Shareholder in such proposal or nomination.

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OTHER MATTERS

The Board does not know of any other matters to be presented at the Annual Meeting for action by Shareholders. If any other matters requiring a vote of the Shareholders arise at the Annual Meeting or any adjournment thereof, however, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgement of the persons acting under the proxies.

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company may request brokers and others to forward proxies and soliciting materials to the beneficial owners of Common Stock, and will reimburse them for their reasonable expenses in so doing.

A list of Shareholders entitled to be present and vote at the Annual Meeting will be available during the Annual Meeting for inspection by Shareholders who are present.

If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for your convenience. No postage is required if mailed in the United States.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on December 5, 2012:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at www.sedonline.com.

* * * * * * *

By Order of the Board of Directors,

Lyle Dickler
Secretary

Dated: October 26, 2012

Lawrenceville, Georgia

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APPENDIX A

SED INTERNATIONAL HOLDINGS, INC.

P R O X Y

FOR ANNUAL MEETING OF THE SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Samuel A. Kidston and Lyle Dickler, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the 2012 Annual Meeting of the Shareholders of SED INTERNATIONAL HOLDINGS, INC. (the “Company”) to be held at the Company’s principal executive offices, 3505 Newpoint Place, Suite 450, Lawrenceville, Georgia 30043 on December 5, 2012, at 11:00 a.m., local time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the proxy statement, and in their discretion upon such other matters as may come before the meeting.

* * * * * * *

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to Be Held on December 5, 2012:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are available at www.sedonline.com.

* * * * * * *

Please mark “X” your votes as indicated:

1. ELECTION OF DIRECTORS.

Arthur Goldberg	Stephen Greenspan	J.K. Hage III	Samuel A. Kidston	Robert G. O’Malley

☐ FOR THE ELECTION OF ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT:

____________________________________________________________________________

2. APPROVAL OF AN AMENDMENT OF THE COMPANY’S 2009 INCENTIVE COMPENSATION PLAN.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. ADVISORY APPROVAL OF THE APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued, and to be signed, on the Reverse Side)

FOLD HERE

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THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 and 3.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Dated: , 2012

Signature of Shareholder

Signature of Shareholder (Joint Owners)

IMPORTANT - PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

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